HARTFORD LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT I

33-19947	HV-1009 - Group Variable Annuity Contracts

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19949	HV-1009 - Group Variable Annuity Contracts
33-59541	HV-2025 - Group Variable Annuity Contracts
33-19946	HV-1524 - Group Variable Annuity Contracts

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard
333-72042	HV-3573 - PremierSolutions Chicago Public Schools
333-72042	HV-4899 - PremierSolutions New Jersey Institutions of Higher Education
333-72042	HV-7969 - State of Iowa Retirement Investors Club 403(b)

333-145655	HV-3739 - Group Variable Annuity Contracts

Supplement dated July 22, 2013 to your Prospectus

HARTFORD MONEY MARKET HLS FUND - CLASS IA

Effective on or about October 21, 2013, the following changes are made to your Prospectus:

1.         Name Change

The Hartford Money Market HLS Fund - Class IA will cease to operate as a money market fund and will: (1) be managed as an ultra-short bond fund, (2) no longer seek to maintain a stable $1.00 net asset value, and (3) be renamed the Hartford Ultrashort Bond HLS Fund - Class IA.

As a result of the change, all references to the Hartford Money Market HLS Fund - Class IA in your Prospectus are deleted and replaced with the Hartford Ultrashort Bond HLS Fund - Class IA.

2.         Fund Objective Change

The investment objective for the Hartford Ultrashort Bond HLS Fund Sub-Account is:

“Seeks total return and income consistent with preserving capital and maintaining liquidity.”

3.         Sub-Adviser Change

Wellington Management Company, LLP will replace Hartford Investment Management Company as the sub-adviser to the Hartford Ultrashort Bond HLS Fund – Class IA.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.